NOMURA PARTNERS FUNDS, INC.

THE JAPAN FUND

SUPPLEMENT DATED OCTOBER 10, 2014

TO THE PROSPECTUS DATED JANUARY 28, 2014

This Supplement provides new and additional information beyond that which is contained in the Prospectus, and any supplements thereto. Please keep this Supplement and read it together with the Prospectus dated January 28, 2014, and other supplements.

The shareholders of Nomura Partners Funds, Inc. approved a charter amendment that will permit the tax-free merger of The Japan Fund into the Matthews Japan Fund. The boards of directors of both funds had previously approved the merger. The closing is scheduled for October 20, 2014.

At the closing Nomura Partners Funds, Inc. will transfer all of the assets and specified liabilities of The Japan Fund (NPJAX, NPJCX, NPJIX, SJPNX) to the Matthews Japan Fund (MJFOX, MIJFX), at which time The Japan Fund shareholders will become shareholders of the Matthews Japan Fund and The Japan Fund will thereafter be liquidated.

INVESTMENT COMPANY ACT FILE NO: 811-01090